UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

    As we write this letter, the stock market has been through a series of sharp sell-offs that qualify it as a bear market, generally defined as a decline of more than 20%. Many stocks have lost one-third of their market capitalization, and our portfolio hasn’t been immune to that trend. However, we firmly believe that there is plenty of reason for hope. First, the good news. For the first six months of our 10th fiscal year, ending on August 31, 2008, net investment income (dividends and interest, less expenses) totaled $370,696, compared with the $273,495 earned a year earlier. Our Net Asset Value per share rose from $12.10 on February 29, 2008 to $12.23 as of August 31, 2008, and the expense ratio for the six months ending August 31 was 0.85%, down from 0.88% for the fiscal year that ended in February. The higher net investment income, the result of generally rising dividends paid by our portfolio companies (as well as lower expenses), should result in another increase in the year-end dividend, which was 19.28¢ per share at the end of 2007.

    Now the “bad” news. The market decline accelerated in September and early October, sending our NAV lower along with the market and creating a decidedly negative investing climate. However, from a long-term perspective, the current market also presents potential buying opportunities, especially for the stocks of high-quality, well-capitalized companies. And the changes we made in the spring--trading companies in decline for firms that should benefit from long-term demographic trends, such as the need for water infrastructure upgrades and the growing popularity of warehouse clubs-- spared us from some of the carnage, while improving the quality of out portfolio. Our latest replacement was the addition of United Technologies, a solid, growing conglomerate, for Wrigley, which was acquired by Mars Inc.

    DRIPX shareholders deserve to be congratulated for their restraint. While many investors have given in to short-term, panic selling, our shareholders have, by and large, exhibited a more logical, long-term perspective. Therefore, we have not been forced to sell into the bear market and we are in position to potentially benefit from the array of bargain prices on high-quality companies that should be providing their shareholders (and ours) with a steady stream of higher profits and dividends. We feel that it’s more important than ever to continue to invest, either through dollar-cost averaging (which can be accomplished via automatic debits) or through periodic purchases, so that we take advantage of the potential opportunities provided by this market.

<signed>Vita Nelson and David Fish, co-managers

<October 20, 2008>

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities; the investor should consider his/her financial ability to continue purchases through periods of low price levels. Dollar-cost averaging and automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Quasar Distributors, LLC, Distributor. (10/08)

The MP 63 Fund
By Industry Sectors
Basic Materials
7.50%
Conglomerates
3.18%
Consumer Goods
22.42%
Financial
12.16%
Healthcare
8.33%
Industrial Goods
14.53%
Services
9.72%
Technology
14.11%
Utilities
8.05%

The MP63 Fund, Inc.

		Schedule of Investments
		August 31, 2008 (Unaudited)
Shares/Principal Amount of Assets		Market Value

COMMON STOCKS - 99.63%

Automotive Parts- Retail/Wholesale - 0.85%
8,100	Genuine Parts Co.	$ 343,602

Automobile - Manufacturing - 0.89%
4,000	Toyota Motor Corp. (Japan) *	358,360

Banks- Money Center - 1.62%
21,000	Bank of America Corp.	653,940

Banks - Regional - 2.19%
20,200	BB&T Corp.	606,000
8,700	US Bancorp	277,182
		883,182
Beverages- Alcoholic/Soft Drink - 2.23%
8,300	Anheuser-Busch Companies, Inc.	563,238
6,400	Coca-Cola Corp.	333,248
		896,486
Building Products- Retail/Whole - 1.21%
7,700	Black & Decker Corp.	487,025

Chemicals- Diversified - 0.88%
16,500	RPM International, Inc.	356,400

Chemicals - Specialty - 3.80%
17,000	Praxair, Inc.	1,527,280

Commercial Services - 2.66%
23,400	Ecolab, Inc.	1,070,316

Communications Equipment - 3.46%
55,300	Nokia Corp. (Finland) ADR	1,391,901

Computer- Mini/Micro - 2.12%
18,200	Hewlett-Packard Co.	853,944

Containers- Paper/Plastic - 1.06%
15,300	Bemis Co., Inc.	427,176

Cosmetics & Personal Care - 4.14%
23,400	Avon Products, Inc.	1,002,222
8,700	Colgate-Palmolive Co.	661,461
		1,663,683
Diversified Operations - 5.97%
6,600	3M Company	472,560
16,500	Corning, Inc.	338,910
13,400	Fortune Brands	788,188
19,600	General Electric Co.	550,760
3,800	United Technologies	249,242
		2,399,660
Electronic Equipment - 1.55%
13,300	Emerson Electric Co.	622,440

Electronic- Semiconductors - 1.90%
33,400	Intel Corp.	763,858

Finance- Investment Management - 2.34%
9,000	Franklin Resources, Inc.	940,500

Financial Services - 6.04%
7,400	Bank of New York Mellon Corp.	256,114
7,100	Cash America International, Inc.	293,869
15,000	H&R Block, Inc.	383,100
43,900	Paychex, Inc.	1,496,112
		2,429,195
Food- Misc. Preparation - 1.98%
15,200	ConAgra Foods, Inc.	323,304
13,300	Hormel Foods Corp.	474,278
		797,582
Insurance- Life/Property/Casual - 4.59%
26,100	AFLAC, Inc.	1,479,870
8,300	Travelers Companies, Inc.	366,528
		1,846,398
Leisure Products - 1.74%
15,500	Polaris Industries, Inc.	698,895

Machinery - Const./Mining/Farming - 1.79%
19,700	Amcol International Corp.	718,262

Machinery- Electrical Equipment - 4.81%
9,100	Dover Corp.	449,358
34,700	Johnson Controls, Inc.	1,072,924
13,200	Tennant Company	411,180
		1,933,462
Manufacturing - 3.60%
14,700	Illinois Tool Works, Inc.	729,267
12,200	Ingersoll-Rand Co.	450,546
7,300	Pentair, Inc.	268,275
		1,448,088
Medical Instruments/Products - 3.23%
23,800	Medtronic, Inc.	1,299,480

Medical Drugs - 5.07%
11,500	Abbott Laboratories	660,445
12,300	Johnson & Johnson	866,289
26,800	Pfizer, Inc.	512,148
		2,038,882
Oil & Gas- International - 3.68%
11,500	BP Plc (United Kingdom) ADR	662,745
10,200	Exxon Mobil Corp.	816,102
		1,478,847
Paper & Paper Products - 1.53%
6,300	International Paper	170,415
7,200	Kimberly Clark Corp.	444,096
		614,511

Retail- Variety Stores - 0.75%
4,500	Costco Wholesale Corp.	301,770

Retail/Wholesale- Building Products - 1.11%
16,400	Home Depot, Inc.	444,768

Services-Prepackaged Software - 3.77%
55,500	Microsoft Corp.	1,514,595

Telecommunications Services - 1.97%
9,999	AT&T Corp.	319,868
12,200	Centurytel, Inc.	471,286
		791,154
Textile- Apparel/Mill Products - 1.48%
7,500	VF Corp.	594,375

Transportation- Equipment/Leasing - 0.88%
5,500	Ryder Systems, Inc.	354,860

Transportation- Railroads - 1.42%
6,800	Union Pacific Corp.	570,520

Utility- Electric - 6.49%
18,800	Duke Energy Corp.	327,872
9,800	Edison International	450,016
8,400	FPL Group, Inc.	504,504
40,200	MDU Resources Group, Inc.	1,328,208
		2,610,600
Utility-Gas Distribution - 2.35%
11,700	National Fuel Gas Co.	553,527
10,000	SCANA Corp.	392,000
		945,527
Utility- Water - 2.48%
54,500	Aqua America, Inc.	996,805

Total for Common Stock (Cost $33,449,806) - 99.63%		40,068,329

	Total Investments - 99.63% (Cost $33,449,806) (Note 4)	40,068,329

	Other Assets Less Liabilities - 0.37%	150,524

	Net Assets - 100.00%	$ 40,218,853

* Non-income producing security.
ADR- American Depository Receipt.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2008 (Unaudited)

Assets:
Investments at Market Value (Cost $33,449,806)	$ 40,068,329
Cash	41,492
Receivables
Dividends and Interest	104,353
Prepaid Registration	26,282
Total Assets	40,240,456
Liabilities
Accrued Expenses	10,422
Accrued Management Fees	11,181
Total Liabilities	21,603

Net Assets	$ 40,218,853

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 3,289,822 shares issued and outstanding	$ 3,290
Additional Paid in Capital	34,262,659
Accumulated Undistributed Net Investment Income	452,623
Realized Loss on Investments - Net	(1,118,242)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	6,618,523
Net Assets	$ 40,218,853

Net Asset Value and Offering Price ($40,218,853/3,289,822)	$ 12.23

Redemption Price Per Share ($12.23 x .98)*	$ 11.98

* The Fund will deduct a 2% redemption fee from redemption proceeds if purchased and redeemed within 6 months.

The MP63 Fund, Inc.

Statement of Operations
For the year six months ended August 31, 2008 (Unaudited)
Investment Income:
Dividend Income	$ 540,283
Interest Income	1,685
Total Investment Income	541,968
Expenses:
Investment advisor fees	70,457
Administration fees	31,486
Fund servicing expense	20,943
Registration fees	10,055
Insurance expense	7,417
Printing and postage expense	7,005
Compliance fees	5,984
Miscellaneous expense	5,105
Custody fees	4,323
Legal fees	3,494
Director fees	2,992
Audit fees	2,011
Total Expenses	171,272

Net Investment Income	370,696

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	(1,073,395)
Unrealized Depreciation on Investments	1,121,467
Net Realized and Unrealized Gain (Loss) on Investments	48,072

Net Increase in Net Assets from Operations	$ 418,768

The MP63 Fund, Inc.

Statements of Changes in Net Assets	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	August 31, 2008	February 28, 2008
From Operations:
Net Investment Income	$ 370,696	$ 576,664
Net Realized Gain on Investments	(1,073,395)	387,118
Net Unrealized Appreciation (Depreciation)	1,121,467	(2,217,443)
Increase (Decrease) in Net Assets from Operations	418,768	(1,253,661)
From Distributions to Shareholders:
Net Investment Income	-	(613,907)
Net Realized Gain from Security Transactions	-	(2,243,913)
Change in Net Assets from Distributions	-	(2,857,820)
From Capital Share Transactions
Proceeds From Sale of Shares	1,781,431	3,681,195
Shares Issued on Reinvestment of Dividends	-	2,847,660
Cost of Shares Redeemed
(net of redemption fees $7,176 and $13,102, respectively)	(1,973,366)	(3,562,533)
Net Increase from Shareholder Activity	(191,935)	2,966,322

Net Increase (Decrease) in Net Assets	226,833	(1,145,159)

Net Assets at Beginning of Period	39,992,020	41,137,179
Net Assets at End of Period (Including Undistributed Net
Investment Income of $452,623 and $72,992, respectively)	$ 40,218,853	$ 39,992,020

Share Transactions:
Issued	145,673	270,988
Reinvested	-	215,080
Redeemed	(161,434)	(260,249)
Net increase in shares	(15,761)	225,819
Shares outstanding beginning of period	3,305,583	3,079,764
Shares outstanding end of period	3,289,822	3,305,583

The MP63 Fund, Inc.

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2008	February 29, 2008	February 28, 2007	February 28, 2006	February 28, 2005	February 28, 2004
Net Asset Value -
Beginning of Period	$ 12.10	$ 13.36	$ 12.48	$ 11.91	$ 11.01	$ 8.09
Net Investment Income	0.11	0.18	0.17	0.15	0.10	0.07
Net Gains or Losses on Securities
(realized and unrealized)	0.02	(0.51)	1.13	0.55	0.90	2.92
Total from Investment Operations	0.13	(0.33)	1.30	0.70	1.00	2.99

Distributions (From Net Investment Income)	0.00	(0.19)	(0.17)	(0.13)	(0.09)	(0.07)
Distributions (From Capital Gains)	0.00	(0.74)	(0.25)	0.00	(0.01)	0.00
Total Distributions	0.00	(0.93)	(0.42)	(0.13)	(0.10)	(0.07)

Net Asset Value -
End of Period	$ 12.23	$ 12.10	$ 13.36	$ 12.48	$ 11.91	$ 11.01

Total Return (a)	1.07%	(3.08)%	10.40%	5.91%	9.06%	37.01%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	40,219	39,992	41,137	37,726	33,344	27,799
Ratio of Expenses to Average Net Assets	0.85%	0.88%	0.97%	1.02%	1.22%	1.25%
Ratio of Net Income to Average Net Assets	1.84%	1.34%	1.28%	1.23%	0.85%	0.75%
Portfolio Turnover Rate	6.93%	4.75%	25.90%	6.58%	8.77%	9.16%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2008 (Unaudited)

Note 1. Organization

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2008 or 2007.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2008 (Unaudited)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  Investment Advisory Agreement And Other Related Party

  Transactions

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the six months ended August 31, 2008, the Advisor earned fees of $70,457.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $20,943 during the six months ended August 31, 2008.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $60,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of $2,000.

The Chief Compliance Officer is paid $1,000 per month.  For the six months ended August 31, 2008 the Chief Compliance Officer was paid $6,000.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2008 (Unaudited)

NOTE 4. Investment Transactions

For the six months ended August 31, 2008, purchases and sales of securities, excluding short-term   investments, aggregated $3,148,375 and $2,778,373, respectively.

             Unrealized appreciation

    $ 8,423,281

Unrealized depreciation

  (1,804,758)

Net unrealized appreciation

$ 6,618,523

For Federal income tax purposes, the cost of investments owned at August 31, 2008 was $33,449,806.

NOTE 5. TaX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of August 31, 2008, the components of net assets on a tax basis were as follows:

Ordinary income

$    452,623

Long term gains (loss)                                    $(1,118,242)

Unrealized appreciation

      $ 8,423,281

Unrealized depreciation                                  $(1,804,758)

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows:

Distributions paid from:

   Ordinary income

$   611,414

   Long term capital gains

    2,236,245

      Total

                                               $ 2,847,659

There were no distributions paid during the six months ended August 31, 2008.

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2008 through August 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2008	August 31, 2008	March 1, 2008 to August 31, 2008

Actual	$1,000.00	$1,010.74	$4.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.98	$4.34

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 76 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 77 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 76 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 70 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 79 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Partner of the law firm of Nelson & Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.
David Fish Age: 59 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2008

Information Regarding Proxy Voting

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-877-676-3386 and (2) from Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund first and third fiscal quarters end on May 31 and November 30. The Fund Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-877-676-3386.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 5, 2008

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date November 5, 2008

* Print the name and title of each signing officer under his or her signature.